Exhibit 32.2

CERTIFICATION OF PERIODIC REPORT

I,Carlton Parfitt, Director and the Chief Financial Officer of Golden Spirit Mining Ltd., a Delaware Corporation (the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that: (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 15, 2005 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 20, 2005


/s/ Carlton Parfitt
-----------------------
Carlton Parfitt
Director and Chief Financial Officer